UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2023

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Central Avenue, Suite 200
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Auddia Inc. (the “Company”) is currently in the process of finalizing its financial results for the fiscal quarter ended September 30, 2023. Based on information currently available, the Company estimates that as of September 30, 2023, cash and cash equivalents were approximately $2.2 million and will only be sufficient to fund the Company’s current operating plans into February 2024.

These estimates are preliminary and actual results may differ from these estimates due to the completion of the Company’s closing procedures with respect to the fiscal quarter ended September 30, 2023, final adjustments and other developments that may arise between now and the time the financial results for the fiscal quarter ended September 30, 2023 are finalized.  As such, these estimates should not be viewed as a substitute for the Company’s interim unaudited financial statements for the fiscal quarter ended September 30, 2023 prepared in accordance with U.S. generally accepted accounting principles. The Company’s expected results could change materially and are not necessarily indicative of the results to be achieved for the fiscal quarter ended September 30, 2023 or any future period. As a result of the foregoing considerations and the other limitations described herein, investors are cautioned not to place undue reliance on this preliminary financial information. The Company does not undertake any obligation to publicly update or revise this estimate, except as required by law.

The information under this Item 2.02 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

November 9, 2023	By:	/s/ Michael Lawless
Name: Michael Lawless
Title: Chief Executive Officer

3